UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 29, 2024

CHINA SOLAR & CLEAN ENERGY SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-12561	95-3819300
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Valley View Drive
Avon, New York 14414
(Address of principal offices)

+1-315-451-7515
(Registrant’s Telephone Number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
n/a	CSOL

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On December 28, 2023, Samat Sultanalievich Nurmakhanov resigned from all positions, including Director, President, and CEO,

of China Solar and Clean Energy Solutions, Inc. (the “Company”).

On December 28, 2023, Shara Nurmakhanova resigned from all positions, including Director and Treasurer of China Solar and Clean Energy Solutions, Inc. (the “Company”).

On December 28, 2023, Miras Yermukhanbet resigned from all positions, including Director and Secretary of China Solar and Clean Energy Solutions, Inc. (the “Company”).

On December 28, 2023, the Company elected Shelli Fields as its new Director, and appointed her as its new President, Secretary and Treasurer.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statement and Exhibits

(d)       Exhibits

Exhibit Number	Exhibit Description

10.1	Resignation Letter Samat Sultanalievich Nurmakhanov dated December 28, 2023
10.2	Resignation Letter Shara Nurmakhanov dated December 28, 2023
10.3	Resignation Letter Miras Yermukhanbet dated December 28, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 29, 2024	China Solar & Clean Energy Solutions, Inc.

By: /s/SHELLI FIELDS
Name: Shelli Fields
Title: President / CEO